Exhibit 99.1

PAMRAPO BANCORP, INC. REPORTS FIRST QUARTER RESULTS

BAYONNE, N.J., April 25, 2007 — Pamrapo Bancorp, Inc. (Nasdaq: PBCI) today reported net income for the first quarter March 31, 2007.

Net income for the first quarter of 2007 amounted to $1.225 million, or $.25 cents per share, as compared with $1.812 million, or $.36 cents per share in the first quarter of 2006.

Pamrapo’s book value per share at March 31, 2007 was $11.79.

Pamrapo Bancorp, Inc. is a holding company whose principal subsidiary, Pamrapo Savings Bank, S.L.A., operates eleven branch offices in Bayonne, Fort Lee, Hoboken, Jersey City and Monroe, New Jersey.

CONTACT

Robert A. Hughes, CPA

Investor Relations

201-339-4600

PAMRAPO BANCORP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(In Thousands)

	March 31, 2007	December 31, 2006
ASSETS
Cash and amounts due from depository institutions	$3,683	$4,557
Interest-bearing deposits in other banks	24,391	8,790

Total cash and cash equivalents	28,074	13,347

Securities available for sale	1,139	1,170
Investment securities held to maturity	9,137	9,168
Mortgage-backed securities held to maturity	135,854	141,053
Loans receivable	448,793	454,859
Premises and equipment	3,688	3,731
Federal Home Loan Bank stock, at cost	5,496	5,721
Interest receivable	3,062	2,894
Other assets	4,648	4,617

Total assets	$639,891	$636,560

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Deposits	$477,768	$469,941
Advances from Federal Home Loan Bank of New York	96,000	101,000
Advance payments by borrowers for taxes and insurance	3,669	3,654
Other liabilities	3,770	3,397

Total liabilities	581,207	577,992

Stockholders' equity:
Preferred stock; authorized 3,000,000 shares; issued and outstanding-none	—	—
Common Stock; par value $.01; authorized 25,000,000 shares; 6,900,000 shares issued; 4,975,542 shares outstanding	69	69
Paid-in capital	19,340	19,340
Retained earnings	64,018	63,937
Accumulated other comprehensive income	(1,564)	(1,599)
Treasury stock, at cost; 1,924,458 shares	(23,179)	(23,179)

Total stockholders' equity	58,684	58,568

Total liabilities and stockholders' equity	$639,891	$636,560

PAMRAPO BANCORP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share data)

	Quarter Ended March 31,
	2007	2006
Interest income:
Loans	$7,343	$6,943
Mortgage-backed securities	1,581	1,944
Investments and other interest-earning assets	405	342

Total interest income	9,329	9,229

Interest expense:
Deposits	3,275	2,443
Advances and other borrowed money	1,134	1,082

Total interest expense	4,409	3,525

Net interest income	4,920	5,704
Provision for loan losses	195	0

Net interest income after provision for loan losses	4,725	5,704

Non-interest income:
Fees and service charges	301	315
Miscellaneous	363	246

Total non-interest income	664	561

Non-interest expenses:
Salaries and employee benefits	1,936	1,812
Net occupancy expense of premises	297	300
Equipment	319	342
Advertising	57	63
Professional fees	139	170
Miscellaneous	693	667

Total non-interest expenses	3,441	3,354

Income before income taxes	1,948	2,911
Income taxes	723	1,099

Net income	$1,225	$1,812

Net income per common shares:
Basic	$0.25	$0.36
Diluted	$0.25	$0.36

Dividends per common share	$0.23	$0.23

Weighted average number of common shares and common stock equivalents outstanding:
Basic	4,975	4,976
Diluted	4,981	4,981

PAMRAPO BANCORP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share data)

	Quarter Ended March 31,
	2007	2006
	—	—
Interest income:
Loans	$7,343	$6,943
Mortgage-backed securities	1,581	1,944
Investments and other interest-earning assets	405	342
	—	—
Total interest income	9,329	9,229
	—	—
Interest expense:
Deposits	3,275	2,443
Advances and other borrowed money	1,134	1,082
	—	—
Total interest expense	4,409	3,525
	—	—
Net interest income	4,920	5,704
Provision for loan losses	195	0
	—	—
Net interest income after provision for loan losses	4,725	5,704
	—	—
Non-interest income:
Fees and service charges	301	315
Miscellaneous	363	246
	—	—
Total non-interest income	664	561
	—	—
Non-interest expenses:
Salaries and employee benefits	1,936	1,812
Net occupancy expense of premises	297	300
Equipment	319	342
Advertising	57	63
Professional fees	139	170
Miscellaneous	693	667
	—	—
Total non-interest expenses	3,441	3,354
	—	—
Income before income taxes	1,948	2,911
Income taxes	723	1,099
	—	—
Net income	$1,225	$1,812
	=	=
Net income per common shares:
Basic	$0.25	$0.36
Diluted	$0.25	$0.36
	=	=
Dividends per common share	$0.23	$0.23
	=	=
Weighted average number of common shares and common stock equivalents outstanding:
Basic	4,975	4,976
Diluted	4,981	4,981
	=	=